EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Altrimega Health Corporation (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date  March 31, 2005                      By:  /s/ John Gandy
                                               ---------------------------

                                          Name:    John Gandy
                                          Title:   Chief Executive Officer



Date  March 31, 2005                      By:  /s/ Ron Hendrix
                                               ---------------------------

                                           Name:   Ron Hendrix
                                           Title:  Chief Financial Officer




         A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Altrimega Health Corporation and will be retained by Altrimega Health Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


                                  EXHIBIT 32.1